WATERSIDE CAPITAL CORPORATION

2011 Annual Report

WATERSIDE CAPITAL CORPORATION

A Small Business Investment Company

LETTER TO STOCKHOLDERS

I am writing to provide an update on Waterside Capital Corporation’s (Waterside) financial performance and current status. As most of you should be aware from our press releases, this past year we were successful in executing a Loan Agreement with the Small Business Administration (SBA) effective September 1, 2010. This Agreement allows Waterside, through its current management team (Julie Stroh our CFO and I), to manage and liquidate its portfolio of investments so long as Waterside remains in compliance with the terms of the agreement without triggering any of the events of default. The goal of both the SBA and Waterside is to maximize the investment return potential.

Under the terms of the Loan Agreement, Waterside’s existing debentures were repurchased by SBA and a new debt instrument was put in place that will mature on March 31, 2013 with an interest rate of 6.442% and secured by all of Waterside’s assets. The SBA can revisit this agreement and change the provisions as it sees fit. Should Waterside default, the SBA has the right to seek a receivership without opposition by Waterside.

As of this letter, we are now sixteen months into the agreement and we are pleased with the progress in liquidating the investments, particularly in light of the current economic conditions. We have found the SBA Office of Liquidation to be helpful, professional and our interests are aligned. Our first goal is to pay off the SBA and the final goal is to provide as high a liquidation return to our shareholders as possible. Full liquidation, including returns to shareholders, if any, is not anticipated until 2015 or beyond.

Please know that we have looked at every known alternative over the past several years to raise the additional capital needed to stabilize Waterside; however we were unable to make the pieces fit in the required time frame. We are now committed to liquidating Waterside for repayment of the SBA and the maximum return to shareholders. Feel free to contact me with your thoughts and ideas. On behalf of our directors and management, we thank you for your continued support.

Sincerely,

Franklin “Lin” P. Earley
President and CEO

2505 Cheyne Walk • Virginia Beach, Virginia 23454

(757) 626-1111

OTC Symbol WSCC

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following discussion is intended to assist readers in understanding and evaluating our financial condition and results of operations. This review should be read in conjunction with the Company’s fiscal year 2011 financial statements and the notes thereto and the other information included elsewhere in this Annual Report.

In addition to historical information, Management’s Discussion and Analysis contains forward-looking statements. These forward-looking statements reflect management’s judgments based on currently available information and are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results, or those anticipated. The risks and uncertainties that may affect the Company include, but are not limited to: growth of the economy, performance of the Company’s portfolio companies, interest rates and dependencies on key employees. The words “may,” “could,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are found throughout this Management’s Discussion and Analysis of Financial Condition and Results of Operations and elsewhere in this report. The reader should not place undue reliance on forward-looking statements, which speak only as of the date of this report. Except as otherwise provided by law, we are not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this report, including unforeseen events.

General

Waterside Capital Corporation (“Waterside” or the “Company”) is a specialty finance company headquartered in Virginia Beach, Virginia. The Company previously invested in equity and debt securities to finance the growth, changes of control, or other corporate events of lower middle market companies located primarily in the Mid-Atlantic Region. The Company was formed in 1993 as the Eastern Virginia Small Business Investment Corporation. Through June 30, 1996, the Company operated as a development stage company focused primarily on preparation to commence operation. The Company was licensed in 1996 by the Small Business Administration (the “SBA”) as a Small Business Investment Company (“SBIC”) under the Small Business Investment Act of 1958. In October 1996 the Company made its first portfolio investment. In January 1998 the Company completed its Initial Public Offering (IPO) to raise additional equity to support its growth strategy.

The majority of the Company’s operating income is derived from dividend and interest income on portfolio investments and application and processing fees related to investment originations. The remaining portion of the Company’s operating income is obtained through interest earned on cash and cash equivalents and idle funds. The Company’s operating expenses primarily consist of interest expense on borrowings, payroll, and other incidental expenses related to operations. Waterside currently has 2 full time employees.

Recent Developments

The Company sold its pledged membership interest in LaserNation Holding Company, LLC on November 14, 2011 for $130,000 in cash which resulted in a realized loss of $1,099,000.

Financial Condition, Liquidity and Capital Resources

On March 30, 2010, the SBA notified the Company that its account had been transferred to liquidation status and that the outstanding debentures of $16.1 million plus accrued interest were due and payable within fifteen days of the date of the letter. The Company did not possess adequate liquid assets to make this payment. The Company negotiated terms of a settlement agreement with the SBA effective September 1, 2010 which allows the Company’s management to liquidate the portfolio so long as there are no events of default. The debentures were repurchased by SBA in September 2010 and there is now a Note Agreement between the SBA and the Company. The settlement agreement has a maturity of March 31, 2013. There are quarterly payments due to the SBA and the interest rate of 6.442% remained consistent with the Company’s previous debenture interest rates. There are affirmative covenants, negative covenants, material adverse change language, and the ability to change all provisions in one year as outlined in the Settlement Agreement. If there is an event of default, the SBA has the ability to seek receivership. The receiver shall assume and control the operation of the Company and shall pursue and preserve all of its claims.

The Company adopted a plan of dissolution and the liquidation basis of accounting on September 1, 2010. The Company felt that an effective date of July 1, 2010, the beginning of the fiscal year, was appropriate as opposed to September 1, 2010, the effective date of the settlement agreement, because the financial information from July 1, 2010 to September 1, 2010 was immaterial.

The prior year financials have been excluded from this Annual Report due to the change from going concern basis of accounting to liquidating basis of accounting. The Company felt that considering the information related to prior years was based on historical balances the information would not be comparable to the current year which reported assets and liabilities at their net realizable value. This is a departure from reporting requirements which requires two years of Balance Sheets and three years of Statements of Operations. The Company’s board of directors approved a plan of dissolution and liquidation. The plan of dissolution and liquidation is an estimate of income, expenses and net realizable values of the Company’s loans and investments during the liquidation process. It is currently estimated that the liquidation process will be completed during FY 2016. These estimates will be periodically reviewed and adjusted as appropriate.

The table below presents the estimated revenues to be earned and expenses to be incurred during liquidation by fiscal year:

	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	Totals
Estimated revenues	1,083,000	1,480,000	1,050,000	715,000	0	4,328,000
Estimated expenses	1,212,000	1,075,000	813,000	830,000	1,242,000	5,172,000

Estimated revenues of $4,328,000 consist mostly of interest income and dividend income. Estimated expenses of $5,172,000 consists of interest expense, salaries and benefits, legal and accounting, directors and officers insurance, management compensation and other expenses. This resulted in a future estimated net operating loss through liquidation of $845,000. The estimated portfolio valuation adjustment through liquidation was a gain of $290,000.

The net assets in liquidation value per common share was estimated to be $2.48 for the year ended June 30, 2011.

Since liquidation, the Company has had two material portfolio company sales. In September 2010, the Company sold all interests in FireKing International, Inc. The Company received proceeds of approximately $4.3 million and realized a loss of $98,000. In November 2011, the Company sold its interest in LaserNation Holding Company, LLC for $130,000 cash and realized a loss of $1,099,000.

Beginning July 1, 2010 the Board of Directors instituted a new compensation structure for Mr. Earley and Ms. Stroh. The terms of their compensation were determined based on the following considerations. First, the Board believes that it is in the best interests of the Company to maintain its current management during the wind down process. Further, each of Mr. Earley and Ms. Stroh has seen their responsibilities and work load increase as the Company has reduced staff to minimize expenses. To incentivize the continuation of current management the Board has therefore attempted to provide Mr. Earley and Ms. Stroh with competitive market rate compensation. However, the Company’s ability to pay executive compensation is severely constrained by the SBA limitations on expenses, including compensation, which are capped at a lower amount while the Company is in the wind up process than during normal operations. The cap will be further reduced as the Company’s assets are reduced. On a month to month basis the capped amount is not sufficient to pay a market rate salary to Mr. Earley and Ms. Stroh once other expenses are satisfied.

In light of the limitations described above, the Board of Directors has determined that it will compensate Mr. Earley and Ms. Stroh as follows. As the cap on expenses will not allow for a market rate salary, the Company will pay each of Mr. Earley and Ms. Stroh an annual salary of $100,000 to the extent that funds are available at that rate under the cap. However, they will each be entitled to a salary of $150,000, with the difference between the amount actually paid and the $150,000 salary accruing as an obligation of the

Company. The accrued compensation will only be paid out when there are sufficient funds available under the SBA expense cap or after the SBA is paid in full. This arrangement will be reviewed by the Board every six months to determine whether it remains in line with the interests of the Company’s shareholders.

In addition to the salary compensation described above, the Board will incentivize the continuation of its current management by providing them with a participation in the proceeds of the wind down process, to the extent it is successful. This participation has been set as an incentive pool equal to 20% of the Company’s collections over the amount of principal and interest necessary to pay off the SBA and operating expenses. The expected value of this benefit as of June 30, 2011 under current assumptions was $1,189,000. Distribution of the money in the incentive pool between Mr. Earley and Ms. Stroh will be at the discretion of the Board. It is contemplated that payout of the incentive would be at the time of final distribution to shareholders; however a portion could be paid prior to that date with the Board’s approval.

Critical Accounting Policies and Estimates

Critical accounting policies are those that are both most important to the portrayal of our financial condition and results of operations and which require our most complex or subjective judgments or estimates. The discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared on the liquidation basis of accounting in accordance with accounting principals generally accepted in the United States of America.

Under the liquidation basis of accounting, the carrying amounts of assets were adjusted to their estimated net realizable values and liabilities, including the estimated expenses associated with implementing the Plan of Dissolution. When the calculations for estimated expenses and revenues were made, they were known amounts for fiscal year 2011. As such, there were no changes in accrued estimated expenses and revenues which would be expected if the calculations had been done at the beginning of the fiscal year. The accrued expenses and revenue will be adjusted going forward.

The Company is also required to estimate and accrue the expenses and revenues associated with implementing and completing the Plan of Dissolution under the liquidation basis of accounting. These amounts can vary significantly due to, among other things, the economy, current financial conditions, interest expense, fees for legal and other professional service providers, directors and officers insurance costs, and miscellaneous other expenses partially offset by estimated revenues from interest income and dividend income. The expenses and revenue were estimated to be $5.2 million and $4.3 million respectively as of June 30, 2011. Going forward, the Company’s major expenses will be SBA interest expense, management fees, legal and accounting fees, and directors and officers insurance. The company’s major revenues will come from interest income and dividend income. These estimates were determined in good faith by the Company’s Executive Committee of the Board of Directors and will be adjusted from time to time as projections and assumptions change.

Quantitative and Qualitative Disclosure About Market Risk

The Company’s business activities contain elements of risk. The Company considers the principal types of market risk to be: economic condition, performance of portfolio companies and difficulty in selling/liquidating portfolio companies which would affect the timing of the dissolution and the distribution to shareholders. The Company considers the management of risk essential to conducting business and to liquidating the portfolio. Accordingly, the Company’s risk management systems and procedures are designed to identify and analyze the Company’s risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

Loans and Investments

The Company’s primary business previously was investing in and lending to privately owned businesses through investments in subordinated debt, preferred stock and common stock. Substantially all of the Company’s investments in subordinated debt securities and preferred stock also include detachable warrants or conversion features. The net realizable value of the Company’s investment portfolio was $15.6 million as of June 30, 2011, after an adjustment of $1,977,000 as a result of adopting the liquidation basis of accounting. As of June 30, 2011, the Company had investments in 12 portfolio companies with an aggregate cost of $15.1 million.

The cost and net realizable values of the Company’s loans and investments at June 30, 2011 is shown in the following table:

	Cost	Net Realizable Value
	June 30, 2011	June 30, 2011

Loans	2.4%	1.2%
Subordinated Debt	31.1	30.1
Preferred Stock	38.8	32.5
Common Equity	13.4	6.3
Options and Warrants	6.0	28.0
Notes Receivable	8.3	1.9

Total	100.0%	100.0%

The following tables show the loans and investments by geographic region and industry grouping at June 30, 2011:

	Cost	Net Realizable Value
	June 30, 2011	June 30, 2011

Geographic Region

Mid Atlantic	55.1%	50.2%
Southwest	28.4	44.5
Northeast	11.7	4.1
West	4.8	1.2

Total	100.0%	100.0%

	Cost	Net Realizable Value
	June 30, 2011	June 30, 2011

Industry Grouping

Service	0.1%	0.3%
Manufacturing	24.7	22.4
Telecommunications	11.7	4.1
Information Technology	30.7	45.6
Media	7.5	11.6
Other	25.3	16.0

Total	100.0%	100.0%

Results of Current Year Operations

Year ended June 30, 2011

For the year ended June 30, 2011, income earned during the year was $2,222,000. This consisted of $779,000 from interest income, $1,211,000 from dividend income, and $232,000 from fee and other income.

For the year ended June 30, 2011, expenses incurred during the year was $1,893,000. The expenses consisted of interest on borrowings of $818,000, write off of deferred SBA financing costs of $473,000, salaries and benefits of $241,000, D&O insurance of $148,000, legal and accounting expenses of $134,000, and other expenses of $71,000.

As a result of the $2,222,000 in income earned during the year and the $1,893,000 in expenses during the year, net operating gain for the year ended June 30, 2011 was $328,000. This compares to a future estimated net operating loss through liquidation of $845,000. This is a result of estimated income of $4,328,000 consisting mostly of interest and dividends and estimated expenses of $5,172,000 consisting of $1,701,000 in interest expense, $2,354,000 in management fees, $458,000 in legal and accounting fees, $357,000 in directors and officers insurance, and $303,000 in other expenses.

During the year ended June 30, 2011, the Company realized a gain from the sale of assets of $854. The Company negotiated the termination of an operating lease for office space effective December 31, 2010. The lease originally expired January 31, 2012. With the cancellation of the lease, furniture and equipment not needed was sold in an auction.

During the year ended June 30, 2011, the Company realized a loss of $98,000 due to the sale of all interests in portfolio company FireKing International, Inc. The Company received proceeds of approximately $4.3 million and utilized $4.1 million to partially repay the SBA principal and interest.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors

Waterside Capital Corporation

Virginia Beach, Virginia

We have audited the statement of net assets in liquidation of Waterside Capital Corporation as of June 30, 2011 and the related statements of changes in net assets in liquidation for the year then ended. Waterside Capital Corporation’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, Waterside Capital Corporation adopted a plan of liquidation on September 1, 2010. The Company felt that an effective date of July 1, 2010, the beginning of the fiscal year, was appropriate to adopt the liquidation basis of accounting because the financial information from July 1, 2010 to September 1, 2010 was immaterial.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets in liquidation of Waterside Capital Corporation as of June 30, 2011, and the changes in net assets in liquidation for the year ended June 30, 2011 in conformity with accounting principles generally accepted in the United States of America on the liquidation basis of accounting.

Norfolk, Virginia

December 20, 2011

WATERSIDE CAPITAL CORPORATION

STATEMENT OF NET ASSETS IN LIQUIDATION

JUNE 30, 2011

June 30, 2011
ASSETS
LOANS AND INVESTMENTS:
Investments in portfolio companies at net realizable value:
Loans	$193,617
Debt securities	4,682,602
Equity securities	6,029,169
Options and warrants	4,367,139
Notes receivable	297,280

Total portfolio securities, cost of $15,122,879 at June 30, 2011

TOTAL LOANS AND INVESTMENTS	15,569,807

Accrued revenue to be earned during liquidation	4,327,775
Cash and cash equivalents	159,508
Invested idle funds	538,650
Interest receivable	108,443
Dividends receivable	352,127
Prepaid expenses and other assets	122,791

TOTAL ASSETS	$21,179,100

LIABILITIES

Accrued expenses to be incurred during liquidation	$5,172,486
Accounts payable	3,094
Accrued expenses	48,768
Note	11,200,000

TOTAL LIABILITIES	$16,424,348

NET ASSETS IN LIQUIDATION	$4,754,752

Number of shares outstanding	1,915,548
Net assets in liquidation value per share	$2.48

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS IN LIQUIDATION

YEAR ENDED JUNE 30, 2011

July 1, 2010 to June 30, 2011

Shareholders’ equity at June 30, 2010 (going concern basis)	$3,737,606

Changes in fair value of net assets in liquidation - July 1, 2010 to June 30, 2011
Adjust net assets to fair value	1,533,466
Income earned during the year	2,221,581
Expenses incurred during the year	(1,893,188)
Accrued estimated revenues earned during liquidation	4,327,773
Accrued estimated expenses to be incurred during liquidation	(5,172,486)

Net assets in liquidation as of June 30, 2011	$4,754,752

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011

Note 1. Summary of Significant Accounting Policies

Description of Business

Waterside Capital Corporation (the “Company”) was incorporated in the Commonwealth of Virginia on July 13, 1993 and is a closed-end investment company licensed by the Small Business Administration (the “SBA”) as a Small Business Investment Corporation (“SBIC”). The Company previously made equity investments in, and provided loans to, small businesses to finance their growth, expansion and development. Under applicable SBA regulations, the Company was restricted to investing only in qualified small businesses as contemplated by the Small Business Investment Act of 1958. The Company made its first investment to a small business in October 1996.

Plan of Dissolution and Liquidation

On March 30, 2010, the SBA notified the Company that its account had been transferred to liquidation status and that the outstanding debentures of $16.1 million plus accrued interest were due and payable within fifteen days of the date of the letter. The Company did not possess adequate liquid assets to make this payment. The Company negotiated terms of a settlement agreement with the SBA effective September 1, 2010, which allows the Company’s management to liquidate the portfolio so long as there are no events of default. The debentures were repurchased by SBA in September 2010 and there is now a Note Agreement between the SBA and the Company. The settlement agreement has a maturity of March 31, 2013. There are quarterly payments due to the SBA and the interest rate of 6.442% remained consistent with the Company’s previous debenture interest rates. There are affirmative covenants, negative covenants, material adverse change language, and the ability to change all provisions in one year as outlined in the Settlement Agreement. If there is an event of default, the SBA has the ability to seek receivership. The receiver shall assume and control the operation of the Company and shall pursue and preserve all of its claims.

Liquidation Basis of Accounting

The Company adopted the liquidation basis of accounting on September 1, 2010. The Company felt that an effective date of July 1, 2010, the beginning of the fiscal year, was appropriate as opposed to September 1, 2010, the effective date of the settlement agreement, because the financial information from July 1, 2010 to September 1, 2010 was immaterial. The liquidation basis of accounting will continue to be used by the Company until such time that the plan is terminated. Under the liquidation basis of accounting, assets are stated at their estimated

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS - Continued

net realizable value and liabilities are stated at their estimated settlement amounts, which estimates will be periodically reviewed and adjusted as appropriate. Statements of Net Assets in Liquidation and Changes in Net Assets in Liquidation are the principal financial statements presented under the liquidation basis of accounting. The valuations of assets at their net realizable value and liabilities at their anticipated settlement amounts represent estimates, based on present facts and circumstances associated with carrying out the Plan of Dissolution based on the assumptions set forth below. The actual values and costs associated with carrying out the Plan of Dissolution are expected to differ from the amounts shown herein because of the inherent uncertainty and will be greater than or less than the amounts recorded. Such differences may be material. In particular, the estimates of the Company’s expenses will vary with the length of time it operates under the Plan of Dissolution. Accordingly, it is not possible to predict the aggregate amount or timing of future distributions to stockholders, as long as the plan is in effect, and no assurance can be given that the amount of liquidating distributions to be received will equal or exceed the estimate of net assets in liquidation presented in the accompanying Statement of Net Assets in Liquidation.

In accordance with the liquidation basis of accounting, the carrying amounts of assets were adjusted to their estimated net realizable values and liabilities, including the estimated expenses associated with implementing the Plan of Dissolution. When the calculations for estimated expenses and revenues were made, they were known amounts for fiscal year 2011. As such, there were no changes in accrued estimated expenses and revenues which would be expected if the calculations had been done at the beginning of the fiscal year. The accrued expenses and revenue will be adjusted going forward.

The Company is also required to estimate and accrue the expenses and revenues associated with implementing and completing the Plan of Dissolution under the liquidation basis of accounting. These amounts can vary significantly due to, among other things, the economy, current financial conditions, interest expense, fees for legal and other professional service providers, D&O insurance costs, and miscellaneous other expenses partially offset by estimated revenues from interest income and dividend income. The expenses and revenue were estimated to be $5.2 million and $4.3 million respectively as of June 30, 2011. Going forward, the Company’s major expenses will be SBA interest expense, management fees, legal and accounting fees and directors and officers insurance. The company’s major revenues will come from interest income and dividend income. These estimates will be adjusted from time to time as projections and assumptions change.

Going Concern Basis of Accounting

For all periods preceding the authorization of the Plan of Dissolution, the Company’s financial statements are presented on the going concern basis of accounting. Such financial statements reflect the historical basis of assets and liabilities and the historical results of operations related to the Company’s assets and liabilities for the year ended June 30, 2010. See the financial notes from the 2010 Annual Report adopted on July 1, 2010.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS - Continued

Invested Idle Funds

Invested idle funds at June 30, 2011 consisted of a certificate of deposit with $538,650 maturing 05/22/12 held at a local commercial bank. At June 30, 2011, the outstanding certificate of deposit exceeded the FDIC insured limit. The financial institution meets the FDIC definition of a “well capitalized” financial institution.

The SBA restricts the use of the Company’s Idle Funds to the following:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States or

•

certificates of deposit or other accounts of federally insured banks or other federally insured depository institutions, if the certificates or other accounts mature or are otherwise fully available not more than 1 year after the date of the investment or

•	mutual funds, securities, or other instruments that consist of, or represent pooled assets of, investments described in (1) or (2) above.

Income Taxes

Income taxes are accounted for under the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating and capital loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Net Assets in Liquidation Value per Share

Net assets in liquidation value per share has been computed by dividing net assets in liquidation by the weighted average number of common shares outstanding.

Note 2. Loans and Investments

Loans and investments consist primarily of debt instruments, preferred stock, options and warrants, and notes receivable obtained from portfolio companies in accordance with SBIC investment regulations. The financial statements include securities valued at $15,569,808 at June 30, 2011 (73.5% of assets). The valuation process completed by Management includes estimates made by Management and the Executive Committee of the Board of Directors in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS - Continued

The table below presents a reconciliation for the period of July 1, 2010 to June 30, 2011 adjusted for liquidation and includes estimated income and expenses expected during the liquidation process.

Net Realizable Values

	Debt	Equity	Options and Warrants	Totals

Beginning Balance at 07/01/10	$6,170,107	$9,490,412	$1,886,290	$17,546,809
Realized gains and losses	—	—	(97,532)	(97,532)
Accretion	214,503	120,775	—	335,278
Discounts	(225,237)	(589,684)	565,000	(249,921)
Repayment of principal	(45,561)	(1,000,000)	(378,467)	(1,424,028)
Purchases	350,000	900,000	—	1,250,000
Sales	—	(3,391,450)	(142,468)	(3,533,918)
Recapitalization	(800,000)	800,000	—	—
Accrued interest	112,975	—	—	112,975
Valuation adjustment	(603,288)	(300,884)	2,534,316	1,630,144

Ending Balance	$5,173,499	$6,029,169	$4,367,139	$15,569,807

Note 3. Income Taxes

The Company had no income tax expense (benefit) attributable to operations for the year ended June 30, 2011.

The 2011 actual tax expense (benefit) attributable to operations differs from the amount which would be provided by applying the statutory federal rate to net operating income (loss) before income taxes as follows:

2011

Computed “expected” tax expense (benefit)	$(208,000)
Nontaxable dividend income and other items	(436,000)
Change in valuation allowance attributable to operations	644,000

Total income tax expense (benefit) attributable to operations	$—

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS - Continued

The Company’s deferred tax assets and liabilities at June 30, 2011 are as follows:

2011
Deferred tax assets:
Projected net future expenses	$321,000
Capital loss carryforward	1,602,000
Net operating loss carryforward	5,708,000

Total gross deferred tax assets	7,631,000

Less valuation allowance	(7,320,000)

Total net deferred tax assets	311,000

Deferred tax liabilities:
Investments, due to recognition of unrealized appreciation and accretion for financial statement purposes	311,000

Net deferred tax assets	$—

The Company’s valuation allowance decreased $309,000 for the year ended June 30, 2011.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. As the Company’s dividend income is not taxable, the primary source of future taxable income available to the Company will be realized gains on sales of investments, the realization of which is uncertain. Management determined that projected future taxable income does not support the realization of the net deferred tax assets as of June 30, 2011, and a valuation allowance has been recorded to offset the entire net deferred tax assets. At June 30, 2011, the Company has net operating loss carryforwards for federal income tax purposes of $15,037,000, which are available to offset future federal taxable income, if any, and begin to expire in 2021 through 2031, and a capital loss carryforward of $4,220,000 available to offset capital gains, and begin to expire in 2012 through 2016.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS - Continued

Note 4. Commitments, Contingencies and Subsequent Events

Legal Proceedings

The Company is a party to various legal actions which are ordinary, routine litigation incidental to its business. The Company believes that none of those actions, either individually or in the aggregate, will have a material adverse effect on the results of operations or financial position of the Company.

Subsequent Events

The Company sold its pledged membership interest in LaserNation Holding Company, LLC on November 14, 2011 for $130,000 cash and realized a loss of $1,099,000.

Note 5. Concentration of Credit Risk

The Company’s portfolio investment companies are generally lower middle-market companies in a variety of industries. Approximately 50% of the Company’s investments are located in the Mid-Atlantic region of the United States and approximately 45% are located in the Southwest region of the United States. As a result, any adverse impact on the economy of those regions could adversely impact the Company’s results of operations and financial position. Further, at June 30, 2011, there were four individual investments greater than 10% of the fair market value of the Company’s portfolio. The aggregate amount of these investments represented approximately 93% of the total fair value of the Company’s investment portfolio.

The Company’s investments carry a number of risks including, but not limited to: (1.) investing in lower middle market companies which have a limited operating history and financial resources; (2.) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; (3.) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

Shareholder Information

Corporate Office	Stock Transfer Agent and Registrar	Investor Relations	Stock Listing

2505 Cheyne Walk Virginia Beach, VA 23454 Telephone: 757-626-1111 www.watersidecapital.com

Investors with questions concerning account information, replacing lost or stolen certificates, transferring securities or processing a change of address should contact:

Registrar and Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016-3572

Telephone: 800-368-5948

Facsimile: 908-497-2318

Investors requiring information about the Company should contact:

Julie H. Stroh

Chief Financial Officer

Telephone: 757-626-1111 julie.stroh@watersidecapital.com

Annual Meeting of Shareholders

The annual shareholders’ meeting will be held Tuesday, March 27, 2012 at 11:00 a.m. at the offices of Williams Mullen located at 222 Central Park Avenue, Suite 1700, Virginia Beach, VA 23462.

All shareholders are invited to attend.

Waterside Capital Corporation

Common stock is traded on the Over the Counter Market under the symbol WSCC.

Independent Public Accountants

Witt Mares, PLC

Norfolk, Virginia

Corporate Counsel

Williams Mullen

Virginia Beach, Virginia

Directors and Officers

Directors		Officers

Peter M. Meredith, Jr.[1,2,3] Chairman of the Board President

Meredith Construction Co., Inc.

J.W. Whiting Chisman, Jr.[1,2,3] President

Dare Investment Company

Franklin P. Earley [1]

Chief Executive Officer

	Eric L. Fox [1,2] Portfolio Manager UBS Financial Services Kenneth R. Lindauer President Bayshore Beverage, Inc. Juan M. Montero, II Retired General and Thoracic Surgeon	Franklin P. Earley President and Chief Executive Officer Julie H. Stroh Secretary and Chief Financial Officer

[1]	Executive Committee
[2]	Audit Committee
[3]	Compensation Committee

WATERSIDE CAPITAL CORPORATION

2505 Cheyne Walk • Virginia Beach, VA 23454

www.watersidecapital.com